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THE GALAXY FUND
("Galaxy")
Registration No. 811-4636
Form N-SAR
Annual Period Ended October 31, 2000

Sub-Item 77I: Terms of new or amended securities.

	(b) A Certificate of Classification of Shares relating to Class NN-Series 4 Shares and Class NN-Series
5 Shares of Galaxy's Pan Asia Fund is incorporated herein by reference to Sub-Item 77Q1(d)(1).

Sub-Item 77Q1:  Exhibits.

	(d) Copies of all constituent instruments defining the rights of the holders of any new class of securities.

(1) A Certificate of Classification of
Shares relating to Galaxy's Class NN-Series 4 Shares and Class NN-Series 5 Shares is incorporated herein by reference to exhibit (a)(22) to Post-Effective
Amendment No. 48 to Galaxy's Registration Statement as filed electronically with the Securities and Exchange
Commission ("SEC") on May 31, 2000
(Accession No.0000912057-00-026916).

(2) A Certificate of Classification of
Shares relating to Galaxy's Class OO-Series 1 Shares,
Class OO- Series 2 Shares, Class OO-Series 3 Shares,
Class OO- Series 4 Shares and Class OO-Series 5 Shares;
Class PP-Series 1 Shares, Class PP-Series 2 Shares,
Class PP-Series 3 Shares, Class PP-Series 4 Shares and Class PP-Series 5 Shares; Class QQ-Series 1
Shares, Class QQ-Series 2 Shares; Class QQ-Series 3
Shares, Class QQ-Series 4 Shares and Class QQ-Series 5
Shares; Class P-Series 3 Shares; Class KK-Series 4
Shares; Class Q-Series 3 Shares; Class LL- Series 4
Shares; Class 0-Series 3 Shares; Class R-Series 4
Shares; and Class JJ-Series 4 shares is incorporated herein by reference to exhibit (a)(23) to Post-Effective
Amendment No. 50 to Galaxy's Registration Statement as filed electronically with the SEC on September 29, 2000
(Accession No. 0000912057-00-043179)("Amendment No. 50").

	(e) Copies of any new or amended Registrant investment advisory contracts.

(1) Addendum No. 5 dated
September 5, 2000 to the Advisory Agreement between
Galaxy and Fleet Investment Advisors Inc. with respect to the Pan Asia Fund is incorporated herein by reference to exhibit (d)(6) to Amendment No. 50.
(2) Sub-Advisory Agreement dated September 5, 2000 between Fleet Investment Advisors Inc. and UOB Global
Capital LLC with respect to the Pan Asia Fund is incorporated herein by reference to exhibit (d)(9) to Post-Effective Amendment No. 51 to Galaxy's
Registration Statement as filed electronically with the SEC on November 30, 2000
(Accession No. 0000912057-00-051791).




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